Capital Group Fixed Income ETF Trust Prospectus Supplement July 12, 2024

For the following trust with the most recent prospectus (as supplemented to date):

Capital Group Ultra Short Income ETF

1. The fourth paragraph under the heading “Principal investment strategies” in the Capital Group Ultra Short Income ETF summary section is amended to read as follows:

The fund seeks to maintain an average portfolio duration of one year or less. However, under certain market conditions, such as in periods of significant volatility in interest rates and spreads, the fund’s duration may be longer than one year. In addition, under normal market conditions, the fund seeks to maintain a dollar-weighted average effective maturity of two years or less.

2. The sixth paragraph in the “Investment objectives, strategies and risks” section of the Capital Group Fixed Income ETF Trust prospectus is amended to read as follows:

The fund seeks to maintain an average portfolio duration of one year or less. However, under certain market conditions, such as in periods of significant volatility in interest rates and spreads, the fund’s duration may be longer than one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. For example, the price of a security with a duration of one year would be expected to fall approximately 1% if interest rates rose by one percentage point. In addition, under normal market conditions, the fund seeks to maintain a dollar-weighted average effective maturity of two years or less.

Keep this supplement with your prospectus.

Lit. No. ETGEBS-012-0724P CGD/10039-S104034

Capital Group Fixed Income ETF Trust Statement of Additional Information Supplement July 12, 2024 (for the most recent statement of additional information, as supplemented to date)

1. The second bullet item under the heading “Duration; Maturity” in the “Certain investment limitations and guidelines” section of the Capital Group Ultra Short Income ETF statement of additional information is amended to read as follows:

•	The fund seeks to maintain a dollar-weighted average effective maturity of two years or less. The maturity of a debt instrument is normally its ultimate maturity date unless the fund’s investment adviser determines it is likely that a maturity shortening device (such as a call, put, refunding or redemption provision) will cause the debt instrument to be repaid earlier. In calculating the effective maturity or average life of a particular debt security, a put, call, sinking fund or other feature, including the possibility and likelihood of early payments, will be considered to the extent it results in a security whose market characteristics indicate an effective maturity or average life that is shorter than its nominal or stated maturity. The investment adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the fund.

2. The information under the heading “Maturity/Duration” in the “Description of certain securities, investment techniques and risks” section of the Capital Group Ultra Short Income ETF statement of additional information is amended to read as follows:

Maturity / Duration — For most funds covered by this SAI, there are no restrictions on the maturity or duration composition of the portfolio. A fund invests in debt securities with a wide range of maturities or duration. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations. Notwithstanding the foregoing, certain funds such as Capital Group Ultra Short Income ETF seeks to maintain a lower average portfolio duration and/or dollar-weighted average effective maturity as indicated in the “Certain investment limitations and guidelines” section of this SAI.

The maturity of a security is the stated date on which the principal is due. Effective maturity is the weighted average of each bond’s maturity by market value, taking into account the possibility and likelihood of early payment of any cashflow or bonds being called before their stated maturity. In calculating the effective maturity or average life of a particular security, a put, call, sinking fund or other feature, including the possibility and likelihood of early payments, will be considered to the extent it results in a security whose market characteristics indicate an effective maturity or average life that is shorter than its nominal or stated maturity.

Longer maturity bonds are more sensitive to changes in interest rates than shorter maturity bonds because they have larger durations. Duration measures the price sensitivity of a bond to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, the price of a security with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Duration is calculated to account for the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities).

The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the fund’s portfolio accordingly, keeping in mind the fund’s objectives.

3. The information under the header “Adjustment of maturities” in the “Description of certain securities, investment techniques and risks” section of the Capital Group Ultra Short Income ETF statement of additional information will be deleted in its entirety.

4. The third paragraph in the “Trust organization and the board of trustees” in the “Management of the trust” section of the Capital Group Ultra Short Income ETF statement of additional information is amended to read as follows:

The trust consists of a number of funds, each of which is a non-diversified management investment company (other than Capital Group Municipal High-Income ETF, which is diversified) and operates as an exchange-traded fund registered with the SEC under the 1940 Act. The offering of the fund shares is registered under the 1933 Act. A fund has separate assets and liabilities, and invests in separate investment portfolios. The board of trustees may create additional funds in the future. Income, direct liabilities and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the trust will be allocated among the funds in proportion to the total net assets of each fund.

Keep this supplement with your statement of additional information.

Lit No. ETGEBS-013-0724O CGD/10149-S104037